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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Kaydon Corporation:

         As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement Numbers 2-89399, 2-92778, 33-48762, 33-61646, 33-61648 and 333-15903.



/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP

Grand Rapids, Michigan

March 27, 1998